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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 26, 2011

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Commission file number 1-8198

HSBC FINANCE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware _____________________________________ (State of incorporation)	86-1052062 ______________________________________________ (IRS Employer Identification Number)
26525 N. Riverwoods Boulevard Mettawa, Illinois ______________________________________________ (Address of principal executive offices)	60045 _____________________ (Zip Code)

Registrant's telephone number, including area code (224) 544-2000

Not Applicable
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

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On July 26, 2011, the registrant’s Board of Directors approved an amendment and restatement of the registrant’s bylaws (the “Bylaws”).

Article IV, Section 1 of the Bylaws, as amended, expands the authority of the registrant’s senior vice presidents and vice presidents as necessary to assist in the ministerial aspects of their areas of responsibility.

Article VII, Section 2 of the Bylaws, as amended, provides that any action to be taken at a meeting of stockholders may be taken by written consent without prior action of the Board to set a record date if the Corporation is a wholly owned subsidiary of HSBC Holdings plc.

A copy of the registrant's Bylaws, as amended and restated, is filed as Exhibit 3.1 to this Report on Form 8-K and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

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(d)	Exhibits.
	Exhibit No.	Description

	3.1	Registrant’s bylaws, as amended and restated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC FINANCE CORPORATION (Registrant)
By: /s/ MICK FORDE
Senior Vice President, Deputy General Counsel - Corporate and Assistant Secretary

Dated:  July 28, 2011

Exhibit Index

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Exhibit No.	Description

3.1	Registrant’s bylaws, as amended and restated.